EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 (the
"Report") by CNS Response, Inc. (the "Registrant"), the undersigned hereby certifies that to the best of his knowledge:

         1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  February 17, 2009                /s/ Leonard J. Brandt
                                        ----------------------------------
                                        Leonard J. Brandt
                                        Chief Executive Officer (Principal
                                        Executive and Financial Officer)